Related party transactions - Transactions between associates and joint ventures (Detail) - GBP (£) £ in Millions	12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2017
Income statement items
Sales	£ 9	£ 10	£ 10
Purchases	28	29	32
Balance sheet items
Group payables	12	3	4
Group receivables	2	2	1
Loans payable	6	6	6
Loans receivable	55	59	31
Cash flow items
Loans and equity contributions, net	£ 32	£ 37	£ 14